SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                  The Profit Recovery Group International, Inc.

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                (Name of Registrant as Specified in Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

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    2.   Aggregate number of securities to which transaction applies:

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    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4.   Proposed maximum aggregate value of transaction:

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    5.   Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.   Amount Previously Paid:
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    2.   Form Schedule or Registration Statement No.:
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    4.   Date Filed:
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                  THE PROFIT RECOVERY GROUP INTERNATIONAL, INC.
                            2300 Windy Ridge Parkway
                                 Suite 100 North
                             Atlanta, GA 30339-8426


                                                                  April 27, 2001


Dear Fellow Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Shareholders of The Profit Recovery Group International, Inc. to be held on May 25, 2001. According to our latest records, we have not yet received your proxy.

Your vote is important, no matter how many or how few shares you may own. Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

Thank you for your cooperation.

Very truly yours,



John M. Cook
Chairman of the Board
and Chief Executive Officer


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                                IMPORTANT NOTE:

          Remember, if you hold your shares through a bank or broker, you can vote by telephone, or via the Internet. Simply follow the easy instructions on the enclosed voting
                               instruction form.

            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                         TOLL-FREE, at 1-888-750-5834.

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